UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            FORM 8-K  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest reported)  August 25, 2005

                          INFE - HUMAN RESOURCES, INC.

             (Exact name of registrant as specified in its chapter)

            Nevada                      000-50374          54-2013455
     (State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)                File Number)     Identification No.)

              67 Wall Street, 22nd Floor, New York, NY  10005-3198

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On August 19, 2005, the Board of Directors agreed to the issuance of 12,000 shares of unregistered and restricted common stock to Richard Kaiser in exchange for a debt owed to Mr. Kaiser for services rendered. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 30, 2005

INFE-Human Resources, Inc.

By: /s/  Arthur Viola
     ------------------------------
Name:    Arthur Viola
Title:   Chief Executive Officer,
         Sole Director and Principal
         Financial Officer